UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 8, 2000


                           onlinetradinginc.com corp.
             (Exact name of registrant as specified in its charter)


           Florida                       333-75119              65-0607814
(State or other jurisdiction of         (Commission          (I.R.S. Employer
 incorporation or organization)         file number)         Identification No.)


                      2700 North Military Trail, Suite 200
                            Boca Raton, Florida 33431
                    (Address of principal executive offices)

                                 (561) 995-1010
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)














ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On February 8, 2000, onlinetradinginc.com corp., (the "Company"), dismissed the accounting firm of Ahearn, Jasco + Company, P.A. as the Company's independent auditor. Ahearn, Jasco + Company, P.A. reported on the Company's statements of financial condition as of January 31, 1999 and 1998, and the related statements of operations, stockholders' equity and cash flows for the years ended January 31, 1999 and 1998. Ahearn Jasco + Company, P.A.'s reports did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. Furthermore, during the above mentioned periods and the interim periods ended October 31, 1999 and through the date of this filing, the Company had no disagreements with Ahearn, Jasco + Company, P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable event.

The Company has provided the above disclosure to Ahearn, Jasco + Company, P.A., and has requested that they furnish the Company with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether they agree with the above statements. A copy of Ahearn, Jasco + Company P.A.'s letter in response to this request is attached as an exhibit to this report.

On February 8, 2000, the Company retained the accounting firm of Arthur Andersen LLP as its new independent auditor to audit the Company's financial statements for the fiscal year ending January 31, 2000. Neither during the period ended October 31, 1999 and through the date of this filing, nor during the Company's three most recent fiscal years, did the Company consult with Arthur Andersen LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company. The Company has provided Arthur Andersen LLP with a copy of this report prior to its filing with the Commission, and Arthur Andersen LLP agrees with the comments contained herein.

The above changes were approved by the Company's board of directors on February 8, 2000.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits

                 16.1 Letter from Ahearn, Jasco + Company, P.A., dated February 9, 2000, to the Securities and Exchange Commission.







SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


onlinetradinginc.com corp.


February 11, 2000                    By: /s/ Anthony M. Palermo
-------------------------------      -------------------------------------------
Date                                 Anthony M. Palermo, Chief Financial Officer





Exhibit 16.1


Securities and Exchange Commission
Washington, DC 20549


Gentlemen:

We were previously the certifying accountants for onlinetradinginc.com corp. and on March 2, 1999 (March 25, 1999 as to Note 9) we reported on the consolidated financial statements of onlinetradinginc.com corp. as of and for the years ended January 31, 1999 and 1998. On February 8, 2000, we were dismissed as the certifying accountants of onlinetradinginc.com corp. We have read the statements included in the first two paragraphs of Item 4 of its Form 8-K for February 8, 2000, and we agree with such statements; we have no basis to comment on the remaining information in the Form 8-K.

                                               /s/ Ahearn, Jasco + Company, P.A.
                                               ---------------------------------
                                               AHEARN, JASCO + COMPANY, P.A.
                                               Certified Public Accountants

Pompano Beach, Florida
February 9, 2000